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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 13, 1998
                        (Date of earliest event reported)


                                 S3 INCORPORATED
             (Exact name of registrant as specified in its charter)


          Delaware                    0-21126                77-0204341
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


           2801 Mission College Boulevard, Santa Clara, CA 95052-8058
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 588-8000


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Item 4.  Changes in Registrant's Certifying Accountant.
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         (b) On April 13, 1998, the Registrant engaged the firm of Ernst & Young
LLP as accountants to audit the Registrant's financial statements commencing with its 1998 fiscal year.

         The Registrant has not, during its fiscal years ended December 31, 1996 and 1997 and through April 13, 1998, consulted with, and received any written or oral advice from, Ernst & Young LLP regarding (i) any matter, including the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, which advice was an important factor considered by the Registrant in reaching a decision as to such accounting, auditing or financial reporting issue, or (ii) any disagreement with Deloitte & Touche LLP, its former accountants, or any reportable event.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  April 17, 1998.


                           S3 INCORPORATED



                          By   /s/ Walter D. Amaral
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                              Walter D. Amaral, Chief Financial Officer


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